Rule 497(e)

Registration Nos. 333-178767 and 811-22652

FIRST TRUST VARIABLE INSURANCE TRUST
(the “Trust”)

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2020

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Eric Maisel, Senior Vice President of First Trust Advisors L.P. (“First Trust”), is a member of the Fund’s Investment Committee and serves as a member of the Fund’s portfolio management team.

Mr. Maisel joined First Trust Advisors in 2008 and is Portfolio Manager and Credit Analyst with the Investment Grade Fixed Income Team. He has over 25 years of experience as an investment professional. His previous positions include Senior Portfolio Manager for the Ascendant Structured Credit Opportunity Fund, Managing Director and Senior Portfolio Manager for the Black River Global Credit Fund, Vice President and Senior Trader for the Cargill Financial Markets Group, and Senior Corporate Bond Trader for American General Corporation. Eric earned his B.A., summa cum laude, from the University of Pittsburgh, and his M.Sc. from Oxford University – which he attended on a British Marshall Scholarship. He is a recipient of the Chartered Financial Analyst designation, a member of the CFA Institute, and the Investment Analysts Society of Chicago.

As of December 31, 2019, Mr. Maisel managed the investment vehicles (other than the series of the Trust) with the number of accounts and assets set forth in the table below:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES NUMBER OF ACCOUNTS ($ ASSETS)	OTHER POOLED INVESTMENT VEHICLES NUMBER OF ACCOUNTS ($ ASSETS)	OTHER ACCOUNTS NUMBER OF ACCOUNTS ($ ASSETS)
Eric Maisel	2 ($4,963,612,665)	N/A	9 ($4,494,495)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE